EXHIBIT 10.9

                  Supplemental Agreement No. 6

                               to

                   Purchase Agreement No. 2061

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.


              Relating to Boeing Model 777 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of May 14, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200IGW aircraft, (the Aircraft); and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Customer have mutually agreed to reschedule the delivery of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft to the years [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 6.

2.  Letter Agreements:

     Remove and replace, in its entirety, Letter Agreement
2061-1R2 "Option Aircraft" with the revised Letter Agreement 2061-1R3, attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and revised delivery of Option Aircraft.


The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.




By:    /s/ D. M. Hurt              By:   /s/ Brian Davis


Its:  Attorney-In-Fact             Its:  Vice President

                       TABLE OF CONTENTS


ARTICLES                                              Revised By:

     1.      Quantity, Model and Description

     2.      Delivery Schedule

     3.      Price

     4.      Payment

     5.      Miscellaneous


TABLE

     1.      Aircraft Information Table               SA No. 5


EXHIBIT

     A.      Aircraft Configuration

     B.      Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

     BFE1.   BFE Variables

     CS1.    Customer Support Variables

     EE1.    Engine Escalation/Engine Warranty and Patent
              Indemnity

     SLP1.   Service Life Policy Components

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                     Revised By:

2061-1R3     Option Aircraft                          SA No. 6

2061-2       Demonstration Flights

2061-3       Installation of Cabin Systems Equipment

2061-4       Spares Initial Provisioning

2061-5       Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS                        Revised By:

6-1161-GOC-087      Aircraft Performance Guarantees

6-1162-GOC-088      Promotion Support

6-1162-GOC-089R1    Special Matters                   SA No. 3

6-1162-GOC-172      Additional Matters                SA No. 1





SUPPLEMENTAL AGREEMENTS                      Dated as of:

Supplemental Agreement No. 1                 December 18, 1997

Supplemental Agreement No. 2                 July 30, 1998

Supplemental Agreement No. 3                 September 25, 1998

Supplemental Agreement No. 4                 February 3, 1999

Supplemental Agreement No. 5                 March 26, 1999

Supplemental Agreement No. 6                 May  14, 1999

May 14, 1999
2061-1R3



Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002


Subject:       Option Aircraft

Reference:     Purchase Agreement No. 2061 (the Purchase Agreement)
               between The Boeing Company (Boeing) and Continental
               Airlines, Inc. (Customer) relating to
               Model 777-200IGW aircraft (the Aircraft)


Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter
Agreement supersedes and replaces in its entirely Letter Agreement 2061-1R2 dated February 3, 1999.

Boeing agrees to manufacture and sell to Customer additional Model 777-200IGW aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1.   Aircraft Description and Changes

     1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

     1.2 Changes: The Detail Specification will be revised to include:

           (i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;
           (ii) Changes required to obtain required regulatory certificates; and
           (iii)   Changes mutually agreed upon.

2.   Price

     2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

     2.2   Price Adjustments.

           2.2.1 Optional Features. The Optional Features Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

           2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January 2003, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

           2.2.3   Base Price Adjustments.   The Airframe Price and
the Engine Price of the Option Aircraft delivering before January, 2003, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

           2.2.4   Prices for Long Lead Time Aircraft.   Boeing and
the engine manufacturer have not established prices and escalation provisions for Model 777-200IGWaircraft and engines for delivery in the year 2003 and after. When prices and the pricing bases are established for the Model 777-200IGW aircraft delivering in the year 2003 and after, the information listed in the Attachment will be appropriately amended.

3.   Payment.

     3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

     3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.   Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5.   Contract Terms.

     Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY


By          /s/ D. M. Hurt

Its           Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  May 14, 1999

CONTINENTAL AIRLINES, INC.


By        /s/ Brian Davis

Its          Vice President

Attachment

                         Attachment to
       Letter Agreement 2061-1R3 Option Aircraft Delivery,
             Description, Price and Advance Payments


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]